Exhibit 99.4

Case: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING JUNE 30, 2004

Below please find the summary of disbursements by debtor, as referenced in the June 30, 2004 letter:

Name of Debtor	Case No.	Jun-04 Disbursments
divine, inc.	03-11472	$2,792,317.38
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—
Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—

Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: July 20, 2004		DEBTOR (S)-IN-POSSESSION
By:

/s/ James Boles
(Signature)
	Name & Title:	James Boles
(Print or type)
Liquidating CEO
	Address:	4225 Naperville Rd #400
Lisle, IL 60532
	Telephone No.:	(630) 799-3872

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

June 30, 2004

Breakout of June Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Stewart F. Grossman	1002	Check	1-Jun-04	60,846.48		$60,846.48
Brenda L. Cheuvront	1250	Check	1-Jun-04	3,000.00		$3,000.00
Department of Revenue	1251	Check	1-Jun-04	77,634.05		$77,634.05
U.S. Department of Labor	1252	Check	1-Jun-04	1,500.00		$1,500.00
Jude Sullivan	1253	Check	1-Jun-04	7,500.00		$7,500.00
Brenda L. Cheuvront	1254	Check	10-Jun-04	843.75		$843.75
Computershare Trust Company of New York	1255	Check	10-Jun-04	1,438.72		$1,438.72
FedEx	1256	Check	10-Jun-04	274.53		$274.53
Alma Gonzalez	1257	Check	10-Jun-04	180.00		$180.00
Merrill Communications	1258	Check	10-Jun-04	860.00		$860.00
SBC LONG DISTANCE	1259	Check	10-Jun-04	308.67		$308.67
Trumbull Group	1261	Check	10-Jun-04	129,502.41		$129,502.41
Riley & Esher LLP		Wire01	10-Jun-04	6,314.25		$6,314.25
Transwestern Commercial Serv.		Wire02	10-Jun-04	617.00		$617.00
Jenner & Block, LLC		Wire03	10-Jun-04	24,974.70		$24,974.70
Bell, Boyd & Lloyd		Wire04	10-Jun-04	14,330.74		$14,330.74
Casas, Benjamin & White LLC		Wire05	10-Jun-04	338.64		$338.64
Latham & Watkins LLP		Wire06	10-Jun-04	4,540.95		$4,540.95
Stewart F. Grossman		Wire07	10-Jun-04	4,437.00		$4,437.00
Looney & Grossman LLP		Wire08	10-Jun-04	430.80		$430.80
Mintz,Levin,Cohn,Glovsky&Popeo		Wire09	10-Jun-04	29,729.55		$29,729.55
Warner, Stevens & Doby, LLP		Wire10	10-Jun-04	39,594.05		$39,594.05
Woodway Associates, LLC		Wire11	10-Jun-04	30,932.40		$30,932.40
McDonald Investments Inc.		Wire12	10-Jun-04	6,301.70		$6,301.70
Goodmans, LLP		Wire13	10-Jun-04	1,200.67		$1,200.67
Brenda L. Cheuvront	1263	Check	14-Jun-04	825.00		$825.00
Comdisco, Inc.	1264	Check	14-Jun-04	4,630.79		$4,630.79
FatWire Corporation	1266	Check	14-Jun-04	121,017.01	(1)	$121,017.01
Kathy Hernandez	1267	Check	14-Jun-04	419.09		$419.09
Cindy Lalka	1268	Check	14-Jun-04	13.26		$13.26
Pacific Retirement Plans, Inc.	1269	Check	14-Jun-04	50.00		$50.00
WhittmanHart	1270	Check	14-Jun-04	25,840.00	(1)	$25,840.00
Worsek & Vihon, P.C.	1271	Check	14-Jun-04	15,867.00		$15,867.00
Computershare Trust Company of New York	1273	Check	14-Jun-04	1,607.49		$1,607.49
Mark Berman,	1274	Check	14-Jun-04	25,000.00		$25,000.00
Looney & Grossman LLP	1001	Check	21-Jun-04	57,377.27		$57,377.27
Turnaround & Crisis Management	1003	Check	21-Jun-04	376,617.05		$376,617.05
Ernst & Young LLP	1004	Check	21-Jun-04	530,465.20		$530,465.20
Warner Stevens & Doby	1005	Check	21-Jun-04	477,382.85		$477,382.85
Latham & Watkins LLP	1006	Check	21-Jun-04	12,683.87		$12,683.87
Mintz,Levin,Cohn,Glovsky&Popeo	1007	Check	21-Jun-04	49,836.80		$49,836.80
Jenner & Block, LLC	1008	Check	21-Jun-04	45,145.25		$45,145.25
Woodway Associates, LLC	1009	Check	21-Jun-04	108,981.74		$108,981.74
Warner, Stevens & Doby, LLP	1010	Check	21-Jun-04	16,531.37		$16,531.37
Riley & Esher LLP	1011	Check	21-Jun-04	12,540.60		$12,540.60
FatWire Corporation	1276	Check	29-Jun-04	175,344.00	(1)	$175,344.00
NIRC	1277	Check	30-Jun-04	211,692.41		$211,692.41

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Business Machine Agents, Inc.	1278	Check	30-Jun-04	272.06		$272.06
Brenda L. Cheuvront	1279	Check	30-Jun-04	4,200.00		$4,200.00
FedEx	1280	Check	30-Jun-04	156.87		$156.87
Fidelity Investments Ops. Co.,	1281	Check	30-Jun-04	175.00		$175.00
Iron Mountain Records Mgt.	1282	Check	30-Jun-04	284.47		$284.47
ManPower	1283	Check	30-Jun-04	2,147.38		$2,147.38
Merrill Communications	1284	Check	30-Jun-04	690.00		$690.00
Sentinel Technologies	1285	Check	30-Jun-04	385.75		$385.75
Trumbull Group	1286	Check	30-Jun-04	16,027.83		$16,027.83
Concerto Software	1287	Check	30-Jun-04	31,887.05	(1)	$31,887.05
Kathy Hernandez	1288	Check	30-Jun-04	64.37		$64.37
SBC	1289	Check	30-Jun-04	1,587.45		$1,587.45
SBC LONG DISTANCE	1291	Check	30-Jun-04	365.51		$365.51
Goodmans, LLP	1292	Check	30-Jun-04	1,574.53		$1,574.53
Budget Rent-A-Car	1293	Check	30-Jun-04	15,000.00		$15,000.00
				$2,792,317.38		$2,792,317.38	—	—

(1) Amounts distributed are for collection of accounts receivables sold to various purchasers, these same amounts were received in June 2004.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

June 30, 2004

Breakout of June Receipts

				Breakout by Business Unit
	Date of Payment	Receipt Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Customer Name
Kinko’s	14-Jun-04	$17.64		17.64
Hellenic Interactive, Inc.	14-Jun-04	$2,500.00		2,500.00
Ford Motor Credit (A/R sold to Fatwire)	14-Jun-04	$121,017.01	(1)	121,017.01
John Veleris & Associates	14-Jun-04	$5,750.00		5,750.00
Metiom Creditor Trust (Settlement Claim)	14-Jun-04	$68,500.00		68,500.00
Baker & McKenzie (Preference Payment)	29-Jun-04	$425,000.00		425,000.00
RQ Communications	29-Jun-04	$9,750.00		9,750.00
Eckert Seamans Cherin (retainer refund)	29-Jun-04	$1,550.79		1,550.79
Ford Motor Credit (A/R sold to DWH)	29-Jun-04	$143,344.00	(1)	143,344.00
Ford Motor Credit (A/R sold to Fatwire)	29-Jun-04	$32,000.00		32,000.00
Federal Express	29-Jun-04	$82.47		82.47
WAMU Group	29-Jun-04	$31,887.05	(1)	31,887.05
Townsend Asset Group	29-Jun-04	$33,700.00		33,700.00
Interest Income - Citizens Bank	30-Jun-04	$50,801.38		50,801.38
Interest Income - LaSalle Bank	30-Jun	$424.85		424.85

		$926,325.19		$926,325.19	0.00	0.00

(1) Amounts received are for collection of accounts receivables sold to various purchasers, these same amounts were distributed in June 2004.